FTVIP-1 P1, P2, P3, P4

01/12

SUPPLEMENT DATED JANUARY 3, 2012

to the Prospectus dated May 1, 2011

 (Franklin Templeton Variable Insurance Products Trust)

In the section titled “Additional Information, All Funds” the following replaces all text under the heading “Market Timing Trading Policy”:

The board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy):

Market timing generally. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of fund shares, often referred to as “market timing,” and asks its Fund of Fund investors and participating Insurers for their cooperation in trying to discourage such activity in their separate accounts by Contract Owners and their financial advisors. The Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

Market timing consequences. If information regarding trading activity in the Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund’s manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that such trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which an Insurer or a Fund of Funds may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).  In determining what actions should be taken, the Fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a “fund of funds,” the Fund’s transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund  and  the underlying funds in which the Fund invests.

In considering trading activity, the Fund may consider, among other factors, trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

Market timing through Insurers. As a Contract Owner you are also subject to this policy. An Insurer’s order for purchases and/or redemptions pursuant to a Contract Owner’s instructions (including purchases and/or redemptions by an exchange or transfer between the Fund and any mutual fund) are submitted pursuant to aggregated orders (Aggregated Orders). A fund of fund’s order for purchases and/or redemptions pursuant to its investors’ instructions are also submitted pursuant to Aggregated Orders. While the Fund will encourage Insurers and funds of funds to apply the Fund’s Market Timing Trading Policy to their investors, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy because Insurers and funds of funds have the relationships with, and are responsible for maintaining the account records of, the individual investors. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Aggregated Orders used by Insurers and Fund of Fund investors.

Therefore, the Fund or its agent selectively monitor the Aggregated Orders used by Insurers and Fund of Fund investors for purchases, exchange and redemptions in respect of all their investors and seek the cooperation of Insurers and Fund of Fund investors to apply the Fund’s Market Timing Trading Policy.  There may be legal and technological limitations on the ability of an Insurer or Fund of Fund to impose trading restrictions and to apply the Fund’s Market Timing Trading Policy to their investors through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee (if applicable) and monitoring trading activity for what might be market timing. As a result, the Fund may not be able to determine whether trading by Insurers or funds of funds in respect of their investors is contrary to the Fund’s Market Timing Trading Policy.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio holdings exposes the Fund to “arbitrage market timers,” the value of the Fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the fund’s net asset value per share. A fund that invests significantly in foreign securities may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund’s international portfolio securities trade and the time as of which the Fund’s NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund’s NAV. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Valuation - Foreign Securities – Potential Impact of Time Zones and Market Holidays”).

Since the Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), the Fund may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of these relatively illiquid securities that are used to calculate the Fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Fair Valuation – Individual Securities” under the heading “Fund Account Policies”, below).

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

•  seeking the cooperation of Insurers and funds of funds to assist the Fund in identifying potential market timing activity;

•  committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund’s Market Timing Trading Policy;

•  monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted; and

•  seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Insurers’ separate accounts. While the Fund will seek to take actions (directly and with the assistance of Insurers) that will detect market timing, it cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Fund’s Market Timing Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund, in full or in part, as soon as practicable following receipt by the Fund and prompt inquiry of the intermediary.

Please keep this supplement for future reference.